The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- RATE/TERM REFI NC

Balances as of 8/01/04

Total Current Balance:	96,685,786
Total Original Balance:	96,712,097

Number Of Loans:	202

			Minimum	Maximum
Average Current Balance:	$478,642.51		$334,000.00	$1,592,829.41
Average Original Amount:	$478,772.76		$334,000.00	$1,600,000.00

Weighted Average Gross Coupon:	3.289%		1.250	4.981%
Weighted Average Gross Margin:	3.150%		2.450	4.000%
Weighted Average Max Int Rate:	10.011%		9.950	11.050%

Weighted Average Original Ltv:	72.96%		41.78	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	696		620	799

Weighted Average Original Term:	398	months	360	480	months
Weighted Average Remaining Term:	398	months	358	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	26	months	0	36	months
Top State Concentrations ($):	90.29 % California, 6.46 % Arizona, 1.63 % Washington
Maximum Zip Code Concentration ($):	3.04% 85207 (Mesa, AZ)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Aug 01, 2044

Table

Table

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
334,000 - 350,000	31	10,583,657.79	10.95
350,001 - 400,000	59	22,023,125.94	22.78
400,001 - 450,000	30	12,732,250.00	13.17
450,001 - 500,000	29	13,851,863.33	14.33
500,001 - 550,000	14	7,325,742.00	7.58
550,001 - 600,000	11	6,425,625.48	6.65
600,001 - 650,000	8	4,987,500.00	5.16
650,001 - 700,000	5	3,331,151.59	3.45
700,001 - 750,000	5	3,699,950.00	3.83
750,001 - 800,000	1	800,000.00	0.83
800,001 - 850,000	1	830,000.00	0.86
900,001 - 950,000	1	944,331.71	0.98
950,001 - 1,000,000	2	1,939,459.08	2.01
1,050,001 - 1,100,000	1	1,075,000.00	1.11
1,450,001 - 1,500,000	2	2,968,300.00	3.07
1,550,001 - 1,592,829	2	3,167,829.41	3.28
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	140	65,581,410.99	67.83
420	1	338,000.00	0.35
480	61	30,766,375.34	31.82
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	140	65,581,410.99	67.83
411 - 420	1	338,000.00	0.35
471 - 480	61	30,766,375.34	31.82
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	202	96,685,786.33	100.00
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	155	73,438,136.17	75.96
PUD	30	16,192,614.33	16.75
Condominium	17	7,055,035.83	7.30
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	190	91,193,286.33	94.32
Investor	9	3,598,500.00	3.72
Second Home	3	1,894,000.00	1.96
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Rate/Term Refinance	202	96,685,786.33	100.00
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	157	77,761,736.49	80.43
Express Documentation	32	13,439,217.28	13.90
Alternative Documentation	8	2,975,332.56	3.08
Full Documentation	5	2,509,500.00	2.60
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
41.78 - 45.00	2	1,443,767.29	1.49
45.01 - 50.00	6	5,285,790.79	5.47
50.01 - 55.00	6	2,257,000.00	2.33
55.01 - 60.00	6	6,627,629.41	6.85
60.01 - 65.00	10	4,395,157.01	4.55
65.01 - 70.00	14	6,399,150.00	6.62
70.01 - 75.00	42	21,109,106.54	21.83
75.01 - 80.00	82	35,504,486.91	36.72
80.01 - 85.00	12	4,758,164.00	4.92
85.01 - 90.00	22	8,905,534.38	9.21
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	10	6,249,892.00	6.46
California	184	87,297,194.33	90.29
Nevada	1	362,000.00	0.37
New Jersey	2	728,700.00	0.75
Oregon	1	472,000.00	0.49
Washington	4	1,576,000.00	1.63
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	64	29,353,142.00	30.36
1.501 - 2.000	4	1,548,000.00	1.60
2.001 - 2.500	17	7,079,495.00	7.32
3.501 - 4.000	4	1,949,667.71	2.02
4.001 - 4.500	55	27,905,716.36	28.86
4.501 - 4.981	58	28,849,765.26	29.84
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	135	63,603,910.99	65.78
10.001 - 10.500	65	31,955,875.34	33.05
11.001 - 11.050	2	1,126,000.00	1.16
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	1	352,167.71	0.36
2.501 - 3.000	74	36,551,261.54	37.80
3.001 - 3.500	101	48,976,452.08	50.66
3.501 - 4.000	26	10,805,905.00	11.18
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	1	352,167.71	0.36
2.501 - 3.000	74	36,551,261.54	37.80
3.001 - 3.500	101	48,976,452.08	50.66
3.501 - 4.000	26	10,805,905.00	11.18
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	202	96,685,786.33	100.00
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	1	600,000.00	0.62
621 - 640	22	9,725,187.56	10.06
641 - 660	28	13,668,607.39	14.14
661 - 680	35	17,787,995.00	18.40
681 - 700	29	13,696,068.82	14.17
701 - 720	25	12,071,188.55	12.48
721 - 740	22	9,422,896.82	9.75
741 - 760	17	9,414,907.19	9.74
761 - 780	14	6,169,435.00	6.38
781 - 799	9	4,129,500.00	4.27
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	202	96,685,786.33	100.00
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	202	96,685,786.33	100.00
Total	202	96,685,786.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	24	11,185,632.92	11.57
12	64	34,374,125.74	35.55
24	2	1,916,300.00	1.98
36	112	49,209,727.67	50.90
Total	202	96,685,786.33	100.00